October 31, 2008 Supplement

SUPPLEMENT DATED OCTOBER 31, 2008 TO THE PROSPECTUS OF
Active Assets California Tax-Free Trust, dated October 31, 2008
Active Assets Government Securities Trust, dated October 31, 2008
Active Assets Money Trust, dated October 31, 2008
Active Assets Tax-Free Trust, dated October 31, 2008
(each, the “Fund”)

The Fund participates in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (“Guarantee Program”). Under the Guarantee Program, the U.S. Treasury will guarantee the share price of any participating fund held by a shareholder as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. The Fund will bear the expenses of participating in the Guarantee Program. The Guarantee Program remains in effect until December 18, 2008 unless extended by the U.S. Treasury Department. Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFNDSPT5